Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Yandex N.V. (the “Company”) for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Arkady Volozh, as Chief Executive Officer of the Company, and Svetlana Demyashkevich, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2022

By:	/s/ Arkady Volozh
	Name:	Arkady Volozh
	Title:	Chief Executive Officer

By:	/s/ Svetlana Demyashkevich
	Name:	Svetlana Demyashkevich
	Title:	Chief Financial Officer